Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-95102
                                                     1940 Act File No. 811-09078

                           THE PENN STREET FUND, INC.
                                 (the "Company")

                           McGlinn Balanced Portfolio
                       Baldwin Large-Cap Growth Portfolio
                Penn Street Advisors Sector Rotational Portfolio
                   Berkshire Advisors Select Equity Portfolio
                       Cumberland Taxable Income Portfolio

                         Supplement dated July 27, 2005
                                     to the
                         Prospectus dated March 4, 2005

      This page supplements information concerning the Portfolios' Master Investment Adviser, the Sub-Advisers and the Principal Underwriter that is contained in the Company's Prospectus.

      Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Adviser of each of the Portfolios pursuant to a written agreement with the Company dated effective March 2, 2005. Under the Master Investment Advisory Agreement (the "Master Agreement"), PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as Sub-Advisors. The shareholders of each Portfolio approved the Master Agreement, and each applicable Sub-Advisory Agreement, at a special meeting held on February 15, 2005.

      Except as described below, PSIA is owned as described in the prospectus. CITCO (Quaker Holdings), Inc., a Delaware corporation ("CQH"), owns approximately 38% of PSIA's stock, and also is the parent company of Citco Mutual Fund Services, Inc. ("CMFS"), the administrator and transfer agent of the Company. CMFS in turn is the parent company of Citco Mutual Fund Distributors, Inc. ("CMFD"), the principal underwriter of the Company.

      At a special meeting of the Board of Directors of the Company held on July 25, 2005, the Board was informed that the ultimate parent corporation (the "CITCO Group") of CQH and CMFD, and a controlling person of PSIA, was in the process of completing an internal change of its ownership structure at its top levels. Under federal securities laws, these changes in the ownership structure of the CITCO Group constitute a change in control of the CITCO Group, which operates to terminate the Master Agreement and the Underwriting Agreement of the Company. Termination of the Master Agreement also would terminate each Sub-Advisory Agreement. These terminations occur automatically at the time of the CITCO Group transaction pursuant to the requirements of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). The CITCO Group transaction was completed on July 27, 2005.

      At this special meeting, the Board of Directors also was informed that Cumberland Advisors Inc. ("Cumberland"), the Sub-Adviser to the Cumberland Taxable Income Portfolio, had also been subject to a change of control effective July 1, 2005, and the Sub-Advisory Agreement for the Cumberland Taxable Income Portfolio had terminated automatically as of that date. While PSIA will continue to serve as the Master Adviser to this series under an interim agreement, Cumberland has agreed to continue to serve as the Sub-Adviser without compensation while the Board of Directors, pursuant to its fiduciary duty, determines a course of action that is in the interests of shareholders as required by the 1940 Act.

      At the special meeting held on July 25, 2005, the Board of Directors of the Company took certain actions to protect the Company, the Portfolios and their shareholders. To assure that the Master Adviser can continue to oversee the investment operations of each Portfolio, the Board of Directors of the Company approved an Interim Master Agreement between the Company and PSIA pursuant to the requirements of 1940 Act. In addition, the Board of Directors of the Company also approved four Interim Sub-Advisory Agreements (and referred to collectively, with the Interim Master Agreement, as the "Interim Agreements") pursuant to the requirements of the 1940 Act. The Interim Master Agreement applies to each Portfolio. The Interim Sub-Advisory Agreements apply to each Portfolio except the Cumberland Taxable Income Portfolio. Finally, the Board of Directors approved a new Underwriting Agreement with CMFD with the same terms and conditions, including any provisions for fees, as the old underwriting agreement.

      The Interim Agreements each become effective on July 27, 2005, following the termination of the previous agreements. The Interim Agreements will continue for the shorter of: (i) the date in which a new Master Agreement and new Sub-Advisory Agreements are approved by the shareholders of each Portfolio in the manner required by the 1940 Act; or (ii) 150 days. The Interim Agreements each contain the same terms and conditions as the previous agreements; except that the dates of effectiveness and termination have changed. The Portfolios and the advisers have agreed to operate in accordance with the fee waivers and expense commitments in effect at the date of termination of the old agreements, and the terms of the Interim Agreements require that any net compensation due the Master Adviser and Sub-Advisers under the Interim Agreements will be held in escrow in an interest bearing account at the Company's custodian until such time as the shareholders of the applicable Portfolio have approved the new agreements. The Board of Directors expects to meet in the next few weeks to evaluate what steps are most appropriate and in the interest of the shareholders of the Portfolios.

      A special shareholders meeting to approve the terms of a new Master Investment Advisory Agreement, new Sub-Advisory Agreements, or other actions recommended by the Board of Directors is expected to occur prior to the expiration of the Interim Agreements.


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